Exhibit 10.8

Battelle

The Business of Innovation

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.0. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

March 13, 2019	VIA EMAIL .PDF

Harmony Energy Technologies Corporation (formerly known as Golden Share Mining Corporation)

Attention: Mr. Nick Zeng

P.O.Box 5415

New York, NY 10185

Email: nick.zeng@hetcusa.com

Telephone: (212) 602-1188

RE : LICENSE AGREEMENT NO. 528131 AS AMENDED, BETWEEN BATTELLE MEMORIAL INSTITUTE AND GOLDEN SHARE MINING CORPORATION (NOW KNOWN AS HARMONY ENERGY TECHNOLOGIES CORPORATION)

LETTER AMENDMENT 3

Dear Mr. Zeng:

This letter confirms the name change of the LICENSEE to “Harmony Energy Technologies Corporation”, and corrects, updates and amends the listing of PATENTS on Attachment 1. The License Agreement is amended as follows:

1.	The name of the LICENSEE is changed to “Harmony Energy Technologies Corporation”. The following is the current mailing address and contact information:

Harmony Energy Technologies Corporation

Attention: Mr. Nick Zeng

P.0. Box 5415

New York, NY 10185

Email: nick.zeng@hetcusa.com

Telephone: (212) 602-1188

902 Battelle Bouevard | P.O. Box 999 | Richland, WA 99352 | 888.375.7665 | inquiry@pnnl.gov | www.pnnl.gov

Harmony Energy Technologies Corporation (fka Golden Share Mining Corporation)

Agreement 528131 - Amendment 3 March 13,2019

2.	Harmony Technologies Corporation shall provide additional contact information including physical address (not Post Office Box) to BATTELLE as soon as this information is available.

3.	Attachment 1, PATENTS, is amended to remove certain PATENTS and shall read as follows:

Attachment 1 - PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)	United States - (US)	12/892,693	8,628,880	01/14/2014

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037	9,819,039	11/14/2017

All-vanadium sulfate acid redox flow battery system (BATTELLE 1PID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CN, PatentMaster ID 9253)*	China	2015800530918

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CA, PatentMaster ID 9254)*	Canada	2,958,909

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E JP, PatentMaster ID 9257)*	Japan	2017-518359

 *These Patents and Patent Applications arose under funding of the U.S. Government.

The revised Attachment 1 is also attached hereto for your convenience.

4.	All other provisions of the license Agreement shall remain unchanged.

Harmony Energy Technologies Corporation (fka Golden Share Mining Corporation) Agreement 528131 - Amendment 3 March 13, 2019

Please review this Amendment 3 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 3 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment 3 by March 29, 2019, to:

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.0. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

Sincerely,

BATTELLE MEMORIAL INSTITUTE		HARMONY ENERGY TECHNOLOGIES CORPORATION

BY		BY
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Nick Zeng
TITLE	Deputy Director for Licensing	TITLE	CEO
DATE	03/13/19	DATE	03/15/2019

Attachment 1 to License Agreement Number 528131- Amendment 3

Harmony Energy Technologies Corporation (tka Golden Share Mining Corporation) February’ 26, 2019

Attachment 1 - PATENTS as Amended (Amendment 3)

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON?PatentMaster ID 8561)*	United States - (US)	14/105.823	9,123,931	09/01/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037	9,819,039	11/14/2017

All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565

All-Vanadium Sulfate Acid Redox Flow Battery’ System (BATTELLE IPID 30584-E CN, PatentMaster ID 9253)*	China	2015800530918

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CA, PatentMaster ID 9254)*	Canada	2,958,909

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E JP, PatentMaster ID 9257)*	Japan	2017-518359

 *These Patents and Patent Applications arose under funding of the U.S. Government.

Attachment 1 to Amendment 3, Page 1